UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):    October 4, 2005

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 4, 2005, the Board of Directors of Emerson Electric Co. (the “Company”), upon a recommendation by its Corporate Governance and Nominating Committee, set the following compensation for non-management Directors, effective fiscal year 2006, which began October 1, 2005:

Payment	Amount
Annual Cash Retainer	$ 50,000
Annual Emerson Restricted Stock Award	$90,000[1]
Annual Retainer – Audit Committee Chairman	$ 12,000
Annual Retainer – Every Other Committee Chairman	$ 8,000
Attendance Fee per Board Meeting	$ 1,500
Attendance Fee per Committee Meeting	$ 1,250

[1]	The fiscal year 2006 Emerson restricted stock award will be made on February 7, 2006, the date of the Company's annual meeting of stockholders.

A summary of the Company’s general compensation arrangements for non-management Directors effective fiscal year 2006 is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2005, the Board adopted amendments to the Company’s Bylaws, effective immediately. The amended Bylaws, and a copy marked to show changes from the prior bylaws dated November 6, 2001, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Articles II, III and V have been amended to reflect that one person currently holds the offices of both Chairman of the Board and Chief Executive Officer.

Obsolete or redundant provisions of Articles II, III, IV, V and VII have been amended or deleted.

Article VI has been amended to permit the Board to allow the stock of the Company to be uncertificated, that is, not represented by physical certificates. Upon the Board’s authorizing uncertificated shares, any holder of such shares will be entitled to a statement of holdings as evidence of share ownership, or will be entitled instead to a physical stock certificate representing such shares.

Article VII has been amended to: (i) clarify that indemnification of agents is not mandatory; (ii) eliminate indemnification of officers, employees and agents in certain actions brought by the Company itself; (iii) clarify that advancement of expenses applies to all actions, suits or proceedings for which indemnification may be provided; and (iv) provide that defense expenses of a Director or officer shall be paid by the Company as incurred.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through October 4, 2005.
3.2	Bylaws of Emerson Electric Co., as amended through October 4, 2005 marked to show changes from prior bylaws as amended through November 6, 2001.
10.1	Description of Non-Management Director Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: October 11, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through October 4, 2005.
3.2	Bylaws of Emerson Electric Co., as amended through October 4, 2005 marked to show changes from prior bylaws as amended through November 6, 2001.
10.1	Description of Non-Management Director Compensation.